UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                              ____________________



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 5, 2003


                            VALENCE TECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)



          Delaware                     0-20028                   77-0214673
(State of Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)



                      6504 Bridge Point Parkway, Suite 415
                               Austin, Texas 78730
                    (Address of Principal Executive Offices)


                     (512) 527-2900 (Registrant's Telephone
                          Number, Including Area Code)


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ITEM 5. OTHER EVENTS.

On February 5, 2003, Registrant sold 3,190,342 shares of its restricted Common Stock to Berg & Berg Enterprises, LLC, an affiliate of Carl Berg, a director and stockholder of Registrant, in a private placement transaction exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

Reference is made to the press release of Registrant issued on February 7, 2003, which is incorporated herein by this reference. A copy of the press releases is attached to this Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press Release, dated February 7, 2003.



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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 7, 2003                            VALENCE TECHNOLOGY, INC.

                                            By:  /S/ KEVIN W. MISCHNICK
                                               --------------------------------
                                                 Kevin W. Mischnick
                                                 Vice President of Finance and
                                                 Assistant Secretary



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                                  EXHIBIT INDEX


EXHIBITS

99.1    Press Release, dated February 7, 2003.



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